Exhibit 99.1

ONDAS × CYBERHAWK
Your assets. Our solutions. Better decisions.
NASDAQ: ONDS

ONDAS TO ACQUIRE CYBERHAWK

Scaled Industrial Operations, AI Asset Intelligence and High Visability Revenue Enhances Dual-Purpose Platform

Ondas has entered into a definitive agreement to acquire Cyberhawk, a global leader in critical infrastructure intelligence, drone-based inspection, visual data management and AI-enabled analytics serving utility, energy and industrial customers worldwide.

The 95% cash transaction is valued at approximately $125 million, subject to regulatory approvals, and other customary closing conditions. The acquisition will expand Ondas into critical infrastructure intelligence by adding scaled inspection operations, the iHawk software analytics platform, and a proprietary infrastructure data layer that supports software-enabled operational workflows.



HIGHLIGHTS OF THE DEAL

$45M+
Expected revenue for fiscal year ending March 2027 with high-single digit EBITDA margins, expanding to 25% by 2030

20%+
Expected market growth, with high level of recurring revenue via multi-year customer contracts and software subscriptions

$95M
Backlog across utility, renewable energy and energy infrastructure markets

500K+
Infrastructure assets inspected with more than 232 TB of proprietary inspection data



STRATEGIC OPPORTUNITIES

- **Cyberhawk will position Ondas as a leading critical infrastructure inspection provider, giving us immediate scale in the U.S. and adds higher value recurring software and services revenue.**
- **Integrates sensing, autonomous data collection, visualization and analytics into a unified infrastructure intelligence workflow.**
- **Adds a software enabled industrial intelligence layer within Ondas' systems of systems architecture, creating a more scalable, data driven platform for current and future products.**
- **Positioned to capitalize on the inflection point in autonomous inspection while serving the converging defense, security and industrial markets where resilience, continuity and operational awareness are increasingly critical.**

www.ondas.com | www.thecyberhawk.com

ONDAS × CYBERHAWK Your assets. Our solutions. Better decisions.

NASDAQ: ONDS

CORE CAPABILITIES

Cyberhawk will extend the Ondas platform from autonomous data collection into visualization, analysis and asset-level decision support, creating an end-to-end intelligence workflow from sensing through actionable insight.

INSPECTION OPERATIONS

- **Drone-based inspection services across hazardous and complex infrastructure environments.**
- **Repeatable aerial data collection workflows supporting utilities, energy operators and industrial customers.**

IHAWK PLATFORM

- **Cloud-based platform for aerial data management, asset visibility, geospatial intelligence and digital-twin workflows.**
- **Creates a single source of truth for aerial data across utility, energy, marine and capital project use cases.**

AI ASSET ANALYTICS AND DATA FOUNDATION

- **AI-assisted analysis, defect identification, asset tracking and decision support using visual and geospatial inspection data.**
- **Proprietary inspection-data repository supporting asset intelligence, operational visibility and future AI-driven applications.**

TRUSTED BY LEADING ORGANIZATIONS

Chevron · Shell · bp · PG&E · ESB · Reliance Industries Limited · Tecnicas Reunidas · Bechtel · QatarEnergy · equinor · EDF

ExxonMobil · U.S. Department of Energy · nationalgrid · NOVEC · FirstEnergy · SSE · Cargill · Southern California Edison · Northern Ireland Electricity Networks

Forward-Looking Statements

www.ondas.com | www.thecyberhawk.com

Statements made in this fact sheet that are not statements of historical or current facts are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results, performance, or achievements could differ materially from those expressed or implied by the forward-looking statements as a result of a number of factors, including the risks discussed in our most recent Annual Report on Form 10-K and in our other filings with the SEC. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise that occur after that date, except as required by law.